UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2021

LendingClub Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

595 Market Street, Suite 200,
San Francisco,	CA	94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 415 632-5600
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LC	New York Stock Exchange

Explanatory Note

On February 1, 2021, LendingClub Corporation (“LendingClub”) filed a Current Report on Form 8-K (the “Initial Filing”) to report that it had completed the acquisition of Radius Bancorp, Inc. (“Radius”) and thereby acquired its wholly-owned subsidiary, Radius Bank (the “Merger”), pursuant to the Agreement and Plan of Merger dated as of February 18, 2020, by and among LendingClub, a wholly owned-subsidiary of LendingClub and Radius. This Amendment No. 1 amends Items 9.01(a) and 9.01(b) of the Initial Filing to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Filing as permitted by Items 9.01(a)(3) and 9.01(b)(2). This Amendment No. 1 does not amend any other item of the Initial Filing and all other information previously reported in or filed with the Initial Report is hereby incorporated by reference to this Form 8-K/A.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that LendingClub and Radius would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
The audited financial statements of Radius Bancorp Inc. as of and for the years ended December 31, 2020 and 2019, and the related Independent Auditor's Report are filed hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information
The unaudited Pro Forma Condensed Combined Balance Sheet of LendingClub Corporation as of December 31, 2020 and Unaudited Pro Forma Condensed Combined Statement of Income of LendingClub Corporation for the year ended December 31, 2020 are filed hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Exhibit Title or Description
23.1	Consent of Crowe LLP
99.1	Audited financial statements of Radius Bancorp Inc. as of and for the years ended December 31, 2020 and 2019, and the related Independent Auditor's Report
99.2
Unaudited Pro Forma Condensed Combined Balance Sheet of LendingClub Corporation as of December 31, 2020 and Unaudited Pro Forma Condensed Combined Statement of Income of LendingClub Corporation for the year ended December 31, 2020

104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date:	April 19, 2021	By:	/s/ Thomas W. Casey
Thomas W. Casey
Chief Financial Officer
(duly authorized officer)